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CUSIP No. 218875 10 2

                                                                       Exhibit I

                                    AGREEMENT

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the shares of Common Stock of Corio, Inc.

         EXECUTED as a sealed instrument this 11th day of February, 2004.

                                         GREYLOCK IX LIMITED PARTNERSHIP

                                         By: Greylock IX GP Limited Partnership
                                             General Partner

                                             By: /s/ William W. Helman
                                                --------------------------------
                                                William W. Helman
                                                Co-Managing General Partner

                                         GREYLOCK IX GP LIMITED PARTNERSHIP

                                         By: /s/ William W. Helman
                                            --------------------------------
                                             William W. Helman
                                             Co-Managing General Partner

                                         GREYLOCK XI LIMITED PARTNERSHIP

                                         By: Greylock XI GP Limited Partnership
                                             General Partner

                                             By: /s/ William W. Helman
                                                --------------------------------
                                                William W. Helman
                                                Co-Managing General Partner

                                         GREYLOCK XI-A LIMITED PARTNERSHIP

                                         By: Greylock XI GP Limited Partnership
                                             General Partner

                                             By: /s/ William W. Helman
                                                --------------------------------
                                                William W. Helman
                                                Co-Managing General Partner

                                         GREYLOCK XI GP LIMITED PARTNERSHIP

                                         By: /s/ William W. Helman
                                            ------------------------------------
                                                William W. Helman
                                                Co-Managing General Partner

                                         By: /s/ Aneel Bhusri
                                            --------------------------------
                                                Aneel Bhusri
                                                Co-Managing General Partner

                                         /s/ William W. Helman
                                         ---------------------------------------
                                         William W. Helman

                                         /s/ William S. Kaiser
                                         ---------------------------------------
                                         William S. Kaiser

                                         /s/ Aneel Bhusri
                                         ---------------------------------------
                                         Aneel Bhusri

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